UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

NEONODE INC.

(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 1-35526

Delaware	94-1517641
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Storgatan 23C, 114 55 Stockholm, Sweden

(Address of Principal Executive Office, including Zip Code)

+46 (0) 8 667 17 17

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEON	The Nasdaq Stock Market LLC

Exhibit Index

Ex-10.1	Assignment Agreement dated May 6, 2019 with Aequitas Technologies LLC

Item 1.01.	Entry into a Material Definitive Agreement.

On May 6, 2019, Neonode Inc. (“Neonode”) entered into an Assignment Agreement (the “Agreement”) with Aequitas Technologies LLC (“Aequitas”) by which Neonode assigned a portfolio of patents to Aequitas. The patents in the portfolio relate to sweep gestures and touchscreen devices. The portfolio contains two patent families comprising nine U.S. patents, five non-U.S. patents and three pending U.S. patent applications as listed in the Agreement (the “Patents”).

Pursuant to the Agreement, Aequitas will plan, manage, and enforce all efforts to license or otherwise monetize the Patents. As part of the Agreement, Aequitas has granted Neonode a non-exclusive, royalty-free, perpetual license to use the Patents in Neonode’s products.

In consideration for assigning the Patents, Neonode shall receive 50% of net proceeds generated by Aequitas as a result of its efforts to monetize the Patents. The Agreement does not provide for any upfront payment to Neonode.

Neonode has the right to terminate the Agreement during the 30-day period after one year from its effective date if Aequitas has not met certain milestones towards monetizing the Patents.  In the event of termination, Aequitas shall assign the Patents back to Neonode.

A copy of the Agreement is filed as Exhibit 10.1 hereto, and is incorporated herein by reference. The foregoing summary of the Agreement is qualified in its entirety by reference to such document.

There is no assurance that Aequitas will be successful in its efforts to monetize the Patents or that Neonode will receive any proceeds as a result of such efforts.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 10.1	Assignment Agreement dated May 6, 2019 with Aequitas Technologies LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEONODE INC.

By:	/s/ Lars Lindqvist
Name:	Lars Lindqvist
Title:	Chief Financial Officer

Date: May 8, 2019

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